SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 1999

                                   Quipp, Inc.
                 (Exact name of registrant specified in Charter)

    Florida                        0-14870                      59-2306191
(State or other                  (Commission                  (IRS Employee
jurisdiction of                  File Number)              Identification No.)
incorporation)

        5700 N.W. 157th Street
            Miami, Florida                                       33014
(Address of principal executive offices)                        Zip Code

            REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 305-623-8700


         (Former name and former address, if changed since last report)



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Item 5            OTHER EVENTS

         The registrant announced on March 8, 1999 that its Board of Directors has declared a special dividend of $7.00 per common share. The dividend is payable May 10, 1999 to shareholders of record on April 8, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 QUIPP, INC.

Dated: March 8, 1999             By: /s/ JEFFREY S. BAROCAS
                                    -------------------------------------------
                                         Jeffrey S. Barocas
                                         Chief Financial Officer and Treasurer